July 10, 2001



                        DREYFUS MUNICIPAL BOND FUND, INC.

                                Supplement to the
                        Prospectus dated January 1, 2001



      Effective July 15, 2001, the following information replaces the information contained in the section of the Fund's Prospectus entitled "Management-Portfolio Manager":

      The fund's primary portfolio manager is A. Paul Disdier. He was appointed to that position in July 2001 when he also was appointed head of the tax exempt fixed income investing team at Dreyfus. He has been employed by Dreyfus since February 1988.